Exhibit 99.1

Capital Replacement Covenant, dated as of June 6, 2006 (this “Capital Replacement Covenant”), by Capital One Financial Corporation, a Delaware corporation (the “Company”), in favor of, and for the benefit of, each Covered Debtholder (as defined below).

Recitals

A. On the date hereof, the Company is issuing $346,000,000 aggregate principal amount of its 7.50% Junior Subordinated Debt Securities due 2066 (the “Junior Subordinated Debentures”) to Capital One Capital II, a Delaware statutory trust (the “Trust”).

B. On the date hereof, the Trust is issuing $345,000,000 aggregate liquidation amount of its 7.50% Enhanced Trust Preferred Securities (the “Enhanced TRUPS”®1 and, together with the Junior Subordinated Debentures, the “Securities”).

C. This Capital Replacement Covenant is the “Capital Replacement Covenant” referred to in the Prospectus Supplement, dated May 24, 2006, relating to the Enhanced TRUPS.

D. The Company is entering into this Capital Replacement Covenant and disclosing the content of this Capital Replacement Covenant in the manner provided below with the intent that the covenants provided for in this Capital Replacement Covenant be enforceable by each Covered Debtholder and that the Company be estopped from disregarding the covenants in this Capital Replacement Covenant, in each case to the fullest extent permitted by applicable law.

E. The Company acknowledges that reliance by each Covered Debtholder upon the covenants in this Capital Replacement Covenant is reasonable and foreseeable by the Company and that, were the Company to disregard its covenants in this Capital Replacement Covenant, each Covered Debtholder would have sustained an injury as a result of its reliance on such covenants.

NOW, THEREFORE, the Company hereby covenants and agrees as follows in favor of and for the benefit of each Covered Debtholder.

SECTION 1. Definitions. Capitalized terms used in this Capital Replacement Covenant (including the Recitals) have the meanings set forth in Schedule I hereto.

SECTION 2. Limitation on Redemption and Repurchase of Junior Subordinated Debentures. The Company hereby promises and covenants to, and for the benefit of, each Covered Debtholder that the Company shall not, and shall cause the Trust not to, redeem or repurchase all or any part of the Securities on or before June 15, 2036 except to the extent that (a) the total redemption or repurchase price therefor is equal to or less than the sum of (i) the Applicable Percentage of the aggregate net cash proceeds received by the Company or its

[1]	TRUPS® is a registered service mark of Citigroup Global Markets Inc. Citigroup Global Markets Inc. has applied for patent protection for the Enhanced TRUPS® structure described in the prospectus supplement dated May 24, 2006 with respect to the Enhanced TRUPS.

Subsidiaries from Persons that are not Subsidiaries of the Company during the 180 days prior to the applicable redemption or repurchase date from the issuance and sale of Common Stock plus (ii) 100% of the aggregate net cash proceeds received by the Company or its Subsidiaries from Persons that are not Subsidiaries of the Company during the 180 days prior to the applicable redemption or repurchase date from the issuance and sale of Capital Replacement Securities (other than Common Stock) and (b) the Company has obtained the prior approval of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”) if such approval is then required under the Federal Reserve Board’s capital rules.

SECTION 3. Covered Debt (a) The Company represents and warrants that the Initial Covered Debt is Eligible Debt.

(b)(i) During the period commencing on the earlier of (x) the date two years and 30 days prior to the final maturity date for the then-effective Covered Debt and (y) the date on which the Company gives notice of redemption of the then-effective Covered Debt if, after giving effect to such redemption, the outstanding principal amount of such Covered Debt would be less than $100,000,000, or (ii) if earlier than the date specified in clauses (x) and (y) of this Section 3(b)(i), on the date on which (A) the Company or a Subsidiary of the Company repurchases the then-effective Covered Debt in whole or in part and, after giving effect to such repurchase, the outstanding principal amount of such Covered Debt would be less than $100,000,000 or (B) the Company issues long-term indebtedness for money that is Eligible Subordinated Debt if the then-outstanding Covered Debt is not Eligible Subordinated Debt of the Company, the Company shall identify the series of Eligible Debt that will become the Covered Debt on the related Redesignation Date in accordance with the following procedures:

(A) the Company shall identify each series of its and its Depository Institution Subsidiaries’ then-outstanding long-term indebtedness for money borrowed that is Eligible Debt;

(B) if only one series of the Company’s then-outstanding long-term indebtedness for money borrowed is Eligible Debt, such series shall become the Covered Debt on the related Redesignation Date;

(C) if the Company has more than one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, then the series that has the latest occurring final maturity date as of the date on which the Company is applying the procedures in this Section 3(b) shall become the Covered Debt on the related Redesignation Date;

(D) if the Company has no outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, and its Largest Depository Institution Subsidiary has only one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, such series shall become the Covered Debt on the related Redesignation Date;

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(E) if the Company has no outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, but its Largest Depository Institution Subsidiary has more than one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, then the series that has the latest occurring final maturity date as of the date the Company is applying the procedures in this Section 3(b) shall become the Covered Debt on the related Redesignation Date;

(F) the series of outstanding long-term indebtedness for money borrowed that is determined to be Covered Debt pursuant to clause (B), (C), (D) or (E) above shall be the Covered Debt for purposes of this Capital Replacement Covenant for the period commencing on the related Redesignation Date and continuing to, but not including, the Redesignation Date as of which a new series of outstanding long-term indebtedness is next determined to be the Covered Debt pursuant to the procedures set forth in this Section 3(b); and

(G) in connection with such identification of a new series of Covered Debt, the Company shall give the notice provided for in Section 3(c) within the time frame provided for in such section.

(c) Notice. In order to give effect to the intent of the Company described in Recital D, the Company covenants that:

(i) simultaneously with the execution of this Capital Replacement Covenant or as soon as practicable after the date hereof, it will give notice to the Holders of the Initial Covered Debt, in the manner provided in the indenture relating to the Initial Covered Debt, of this Capital Replacement Covenant and the rights granted to such Holders hereunder;

(ii) so long as the Company is a reporting company under the Exchange Act, the Company will include in each annual report filed with the Commission on Form 10-K under the Exchange Act a description of the covenant set forth in Section 2 and identify the series of long-term indebtedness for borrowed money that is Covered Debt as of the date such Form 10-K is filed with the Commission;

(iii) if a series of the Company’s, or one of its Depository Institution Subsidiary’s long-term indebtedness for money borrowed (1) becomes Covered Debt or (2) ceases to be Covered Debt, the Company will give notice of such occurrence within 30 days to the holders of such long-term indebtedness for money borrowed in the manner provided for in the indenture, fiscal agency agreement or other instrument under which such long-term indebtedness for money borrowed was issued and, if the Company is a reporting company under the Exchange Act at such time, report such change in the Company’s next quarterly report on Form 10-Q or annual report on Form 10-K, as applicable;

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(iv) if and only if the Company ceases to be a reporting company under the Exchange Act, the Company will post on its website the information otherwise required to be included in Exchange Act filings pursuant to clauses (ii) and (iii) above; and

(v) promptly upon request by any Holder of Covered Debt, the Company will provide such Holder with an executed copy of this Capital Replacement Covenant.

SECTION 4. Term. (a) The obligations of the Company pursuant to this Capital Replacement Covenant shall remain in full force and effect until the earliest date (the “Termination Date”) to occur of (1) the date, if any, on which the Holders of a majority of the aggregate principal amount of the then-outstanding Covered Debt consent or agree in writing to the elimination of such obligations as covenants in favor of such Holders, (2) the date on which none of the Company or any of its Depository Institution Subsidiaries has any series of outstanding Eligible Subordinated Debt or Eligible Senior Debt (in each case without giving effect to the rating requirement in clause (ii) of the definition of each such term) and (3) June 15, 2036. From and after the Termination Date, the obligations of the Company pursuant to this Capital Replacement Covenant shall be of no further force and effect with respect to such Holders, or otherwise.

(b) For purposes of Section 4(a), the Holders whose consent or agreement is required to terminate the covenants in Section 2 shall be the Holders of the then-outstanding Covered Debt as of a record date established by the Company that is not more than 30 days prior to the date on which the Company proposes to cause the covenants in Section 2 to be of no further force and effect.

SECTION 5. Amendments. This Capital Replacement Covenant may not be amended without the consent of the Holders of a majority of the aggregate principal amount of the then-effective Covered Debt; provided that no consent shall be required if such amendment would not adversely affect the Holders of the then-outstanding Covered Debt.

SECTION 6. Miscellaneous. (a) This Capital Replacement Covenant shall be governed by and construed in accordance with the laws of the State of New York.

(b) This Capital Replacement Covenant shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Covered Debtholders as they exist from time to time (it being understood and agreed by the Company that any Person who is a Covered Debtholder at the time such Person owns Covered Debt shall retain its status as a Covered Debtholder for so long as the series of long-term indebtedness for borrowed money owned by such Person is Covered Debt and, if such Person initiates a claim or proceeding to enforce its rights under this Capital Replacement Covenant after the Company has violated its covenants in Section 2 and before the series of long-term indebtedness for money borrowed held by such Person is no longer Covered Debt, such Person’s rights under this Capital Replacement Covenant shall not terminate by reason of such series of long-term indebtedness for money borrowed no longer being Covered Debt).

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(c) All demands, notices, requests and other communications to the Company under this Capital Replacement Covenant shall be deemed to have been duly given and made if in writing and (i) if served by personal delivery upon the Company, on the day so delivered (or, if such day is not a Business Day, the next succeeding Business Day), (ii) if delivered by registered post or certified mail, return receipt requested, or sent by a national or international courier service, on the date of receipt (or, if such date of receipt is not a Business Day, the next succeeding Business Day), or (iii) if sent by telecopier, on the day telecopied, or if not a Business Day, the next succeeding Business Day; provided that the telecopy is promptly confirmed by telephone confirmation thereof, in each case to the Company at the address set forth below, or at such other address as the Company may thereafter notify to Covered Debtholders or post on the Company’s website as the address for notices under this Capital Replacement Covenant:

1680 Capital One Drive

McLean, Virginia 22102

Fax: (703) 720-2165

Attention: Director of Capital Markets

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IN WITNESS WHEREOF, the Company has caused this Capital Replacement Covenant to be executed by its duly authorized officer, as of the day and year first above written.

CAPITAL ONE FINANCIAL CORPORATION

By:	/s/ Stephen Linehan
Name:	Stephen Linehan
Title:	Senior Vice President and Treasurer

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DEFINITIONS

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Applicable Percentage” means, in respect of any issuance and sale of Common Stock during the 180 days prior to the date of redemption or repurchase of any Securities, (a) if such Securities are redeemed or repurchased after the date hereof and on or before June 15, 2016, 200% and (b) if such Securities are redeemed or repurchased after June 15, 2016 and on or prior to the Termination Date, 400%.

“Business Day” means any day that is not a Saturday or Sunday and that is not day on which banking institutions generally in the City of New York are authorized or obligated by law or executive order to be closed.

“Capital Replacement Covenant” has the meaning specified in the introduction to this instrument.

“Capital Replacement Securities” means:

(a) with respect to Securities that are redeemed or repurchased after the date hereof and on or prior to June 15, 2016:

(i) Common Stock;

(ii) Debt Exchangeable for Equity, to the extent approved by the Federal Reserve Board;

(iii) Non-Cumulative preferred stock having no maturity or a maturity of at least 60 years; or

(iv) other securities that:

(A) rank upon a liquidation, dissolution or winding-up of the Company either (1) pari passu with or junior to the Junior Subordinated Debentures or (2) pari passu with the claims of the Company’s trade creditors and junior to all of the Company’s long-term indebtedness for money borrowed (other than (x) any indebtedness between or among the Company and its Affiliates, or (y) the Company’s long-term indebtedness for money borrowed from time to time outstanding that by its terms ranks pari passu with such securities on a liquidation, dissolution or winding-up of the Company);

(B) include New Equity Settlement provisions; and

(C) have a maturity, if any, of at least 60 years and a Legally Binding Capital Replacement Covenant; and

(b) with respect to Securities that are redeemed after June 15,2016 and on or prior to the Termination Date:

(i) securities described in paragraph (a) of this definition;

(ii) cumulative preferred stock having either (1) a maturity, if any, of at least 60 years or (2) a maturity of at least 40 years and a Legally Binding Capital Replacement Covenant; or

(iii) other securities that:

(A) rank upon a liquidation, dissolution or winding-up of the Company either (1) pari passu with or junior to the Junior Subordinated Debentures or (2) pari passu with the claims of the Company’s trade creditors and junior to all of the Company’s long-term indebtedness for money borrowed (other than (x) any indebtedness between or among the Company and its Affiliates, or (y) the Company’s long-term indebtedness for money borrowed from time to time outstanding that by its terms ranks pari passu with such securities on a liquidation, dissolution or winding-up of the Company);

(B) include New Equity Settlement provisions; and

(C) have either (1) a maturity, if any, of at least 60 years or (2) a maturity of at least 40 years and a Legally Binding Capital Replacement Covenant.

Additionally, and notwithstanding the foregoing, any securities or combinations of securities if issued by the Company to any of its Subsidiaries, without the contemporaneous issuance of a security or combination of securities that otherwise would satisfy the definition of “Capital Replacement Securities” by the Subsidiary to a Person other than a Subsidiary of the Company, shall not qualify as Replacement Capital Securities.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means common stock of the Company (including treasury shares of common stock and shares of common stock sold pursuant to the Company’s dividend reinvestment plan and employee benefit plans).

“Company” means the Person named as the “Company” in the first paragraph of this Capital Replacement Covenant, until a successor corporation shall have become such, and thereafter “Company” shall mean such successor corporation.

“Covered Debtholder” means each Person (whether a Holder or a beneficial owner holding through a participant in a clearing agency) that holds long-term indebtedness for money borrowed of the Company or its Depository Institution Subsidiary during the period that such long-term indebtedness for money borrowed is Covered Debt.

“Covered Debt” means (i) at the date of this Capital Replacement Covenant and continuing to, but not including, the first Redesignation Date, the Initial Covered Debt and (ii) thereafter, commencing with each Redesignation Date and continuing to but not including the next succeeding Redesignation Date, the Eligible Debt identified pursuant to Section 3(b) as the Covered Debt for such period.

“Debt Exchangeable for Equity” means a security (or combination of securities) that (i) gives the holder a beneficial interest in (a) the most junior subordinated debt of the Company (or debt that is pari passu with the most junior subordinated debt of the Company), interest on which may be deferred for five years or more in the event that it converts into Qualifying Preferred Stock and, commencing with the date two years after the beginning of an interest deferral period, will be paid pursuant to a New Equity Settlement, and (b) a fractional interest in a stock purchase contract, (ii) includes a remarketing feature pursuant to which the subordinated debt of the Company is remarketed to new investors within five years from the date of issuance of the security or, in the event that it converts into Qualifying Preferred Stock, earlier in the event of an early settlement event based on (a) capital ratios of the Company, (b) the capital ratios of the Company as anticipated by the Federal Reserve Board, or (c) the dissolution of the issuer of such Debt Exchangeable for Equity, (iii) provides for the proceeds raised in the remarketing to be used to purchase Common Stock or Qualifying Preferred Stock, (iv) in the event that it converts into Qualifying Preferred Stock, includes a Legally Binding Capital Replacement Covenant, provided that such Legally Binding Capital Replacement Covenant will not include Debt Exchangeable for Equity in the definition of “capital replacement securities,” and (v) after the issuance of such Common Stock or Qualifying Preferred Stock, provides the holder of the security with a beneficial interest in such Common Stock or Qualifying Preferred Stock.

“Depository Institution Subsidiary” means any Subsidiary of the Company that is a depository institution within the meaning of 12 C.F.R. § 204.2(m).

“Distribution Date” means, as to any securities or combination of securities, the dates on which periodic Distributions on such securities are scheduled to be made.

“Distribution Period” means, as to any securities or combination of securities, each period from and including a Distribution Date for such securities to but not including the next succeeding Distribution Date for such securities.

“Distributions” means, as to a security or combination of securities, dividends, interest payments or other income distributions to the holders thereof that are not Subsidiaries of the Company.

“Eligible Debt” means, at any time, Eligible Subordinated Debt or, if no Eligible Subordinated Debt is then outstanding, Eligible Senior Debt.

“Eligible Senior Debt” means, at any time in respect of any issuer, each series of outstanding long-term indebtedness for money borrowed of such issuer that:

(i) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks most senior among the issuer’s then outstanding classes of indebtedness for money borrowed;

(ii) is then assigned a rating by at least one NRSRO (provided that this clause shall apply on a Redesignation Date only if on such date the issuer has outstanding senior long-term indebtedness for money borrowed that satisfies the requirements of clauses (i), (iii) and (iv) that is then assigned a rating by at least one NRSRO);

(iii) has an outstanding principal amount of not less than $100,000,000; and

(iv) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents.

For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.

“Eligible Subordinated Debt” means, at any time in respect of any issuer, each series of the issuer’s then-outstanding long-term indebtedness for money borrowed that:

(i) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks subordinate to the issuer’s then-outstanding most senior series of indebtedness for money borrowed;

(ii) is then assigned a rating by at least one NRSRO (provided that this clause (ii) shall apply on a Redesignation Date only if on such date the issuer has outstanding subordinated long-term indebtedness for money borrowed that satisfies the requirements in clauses (i), (iii) and (iv) that is then assigned a rating by at least one NRSRO);

(iii) has an outstanding principal amount of not less than $100,000,000; and

(iv) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents.

For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.

“Exchange Act” means the Securities Exchange Act of 1934 or any statute successor thereto, in each case as amended from time to time.

“Holder” means, as to the Covered Debt then in effect, each holder of such Covered Debt as reflected on the securities register maintained by or on behalf of the Company with respect to such Covered Debt.

“Initial Covered Debt” means the Company’s 5.35% Subordinated Notes Due May 1, 2014.

“Largest Depository Institution Subsidiary” means, from time to time, the Depository Institution Subsidiary of the Company with the greatest total assets that also has outstanding at least one series of Eligible Subordinated Debt; provided, however, that if no Depository Institution Subsidiary of the Company has outstanding a series of Eligible Subordinated Debt, this term shall mean the Depository Institution Subsidiary of the Company with the greatest total assets that also has outstanding at least one series of Eligible Senior Debt.

“Legally Binding Replacement Covenant” means, as to any security or combination of securities, a covenant made by the Company, substantially similar to this Capital Replacement Covenant, to the effect that the Company will redeem or repurchase such securities only if and to the extent that the total redemption or repurchase price is equal to or less than the proceeds received by the Company or by a Subsidiary of the Company during the 180 days prior to the applicable redemption or repurchase date from the issuance and sale of capital replacement securities, as defined therein, and that the Company has reasonably determined, after consultation with counsel, that such covenant is binding on the Company for the benefit of one or more series of the Company’s or a Depository Institution Subsidiary’s long-term indebtedness for money borrowed.

“Market Disruption Event” means the occurrence or existence of any of the following events or sets of circumstances:

(1) trading in securities generally on the principal exchange on which the securities of the Company are then listed and traded (as of the date of this Capital Replacement Covenant, the New York Stock Exchange) shall have been suspended or its settlement generally shall have been materially disrupted;

(2) the Company would be required to obtain the consent or approval of a regulatory body (including, without limitation, any securities exchange, but excluding the Federal Reserve Board) or governmental authority to issue shares of Common Stock and the Company shall have failed to obtain that consent or approval notwithstanding the Company’s commercially reasonable efforts to obtain that consent or approval; or

(3) an event occurs and is continuing as a result of which the offering document for the offer and sale of Common Stock would, in the Company’s reasonable judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated in that offering document or necessary to make the statements in that offering document not misleading and either (a) the disclosure of that event at the time the event occurs, in the Company’s reasonable judgment, would have a material adverse effect on the Company’s business or (b) the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede the Company’s ability to consummate that transaction, provided that no Market Disruption Event contemplated by this clause (3) may exceed 90 consecutive days and multiple Market Disruption Events contemplated by this clause (3) may not exceed an aggregate of 180 days in any 360-day period.

“MDE Certification” means an officer’s certificate of the Company delivered in advance of a Distribution Date certifying that:

(a) a Market Disruption Event was existing after the immediately preceding Distribution Date; and

(b) either (1) the Market Disruption Event continued for the entire period from the Business Day immediately following the preceding Distribution Date to the Business Day immediately preceding the date on which such certification is provided or (2) the Market Disruption Event continued for only part of such period but the Company was unable after commercially reasonable efforts to raise sufficient proceeds from the sale of Common Stock and/or, at its option, Qualifying Preferred Stock, during the rest of that period to pay all accrued and unpaid interest due on the Distribution Date with respect to which such MDE Certification is being delivered; and identifying the type of Market Disruption Event that has occurred with respect to the applicable Distribution Date, and the date(s) on which such event occurred or existed.

“New Equity Settlement” means, with respect to any securities or combination of securities referred to in the definition of Capital Replacement Securities, that such securities or related transaction agreements include a provision to the effect that, if the Company has exhausted its rights to defer Distributions at its option pursuant to an Optional Deferral Provision, the Company shall, unless a Supervisory Event has occurred or the Company has timely delivered an MDE Certification, (a) use its commercially reasonable efforts to issue and sell shares of its Common Stock and/or, at its option, Qualifying Preferred Stock, in an amount such that the net proceeds of such sale shall equal or exceed such Distributions and (b) apply the net proceeds of such sale to pay such Distributions in full.

“Non-Cumulative” means, as to any security, that the terms of such security provide for Distributions that may be skipped by the issuer for any number of distribution periods without any remedy arising by the terms of such securities or related transaction agreements in favor of the holders of such securities as a result of the issuer’s failure to pay Distributions, other than Permitted Remedies.

“NRSRO” means a nationally recognized statistical rating organization within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act.

“Optional Deferral Provision” means, as to any security or combination of securities, a provision in the terms thereof or of the related transaction agreements that permits the Company, in its sole discretion, to defer in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods of up to ten years without any remedy other than Permitted Remedies as a result of the Company’s failure to pay Distributions.

“Permitted Remedies” means, as to any security or combination of securities, any one or more of (i) rights in favor of the holders thereof permitting such holders to elect one or more directors of the Company or a Subsidiary of the Company (including any such rights required by the listing requirements of any stock or securities exchange on which such securities may be listed or traded); (ii) prohibitions on the Company or a Subsidiary of the Company paying Distributions on or repurchasing Common Stock or other securities that rank junior as to Distributions to such securities for so long as Distributions on such securities, including deferred distributions, have not been paid in full or to such lesser extent as may be specified in the terms of such securities; and (iii) provisions obliging the Company to cause such unpaid Distributions to be paid in full pursuant to a New Equity Settlement.

“Person” means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

“Qualifying Preferred Stock” means preferred stock of the Company that (i) is Non-Cumulative, (ii) ranks pari passu with or junior to the Securities as to distribution upon liquidation, dissolution or winding up of the Company and (iii) is perpetual with no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise.

“Redesignation Date” means, as to the then-effective Covered Debt, the earliest of (i) the date that is two years prior to the final maturity date of such Covered Debt, (ii) if the Company elects to redeem, or the Company or a Subsidiary of the Company elects to repurchase, such Covered Debt either in whole or in part with the consequence that after giving effect to such redemption or repurchase the outstanding principal amount of such Covered Debt is less than $100,000,000, the applicable redemption or repurchase date and (iii) if the then outstanding Covered Debt is not Eligible Subordinated Debt, the date on which the Company issues long-term indebtedness for money borrowed that is Eligible Subordinated Debt.

“Securities” has the meaning specified in Recital B.

“Securities Act” means the Securities Act of 1933 or any successor statute thereto, in each case as amended from time to time.

“Supervisory Event” means that, at any time that it is required to do so under the indenture relating to the relevant securities, the Company will have requested but not received the prior written concurrence or approval of the Federal Reserve Board both (1) to sell Common Stock and/or, at its option, Qualified Preferred Stock and (2) to apply the net proceeds of such sale to pay deferred interest on the securities.

“Subsidiary” of the Company means, at any time, any Person the shares of stock or other ownership interests of which having ordinary voting power to elect a majority of the board of directors or other managers of such Person are at the time owned, or the management or policies of which are otherwise at the time controlled, directly or indirectly through one or more intermediaries (including other Subsidiaries) or both, by the Company.

“Termination Date” has the meaning specified in Section 4(a).